UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: August 14, 2006
                      (Date of earliest event reported)


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
               (State or other jurisdiction of incorporation)

             000-20175                              01-0469607
            (Commission                             (IRS Employer
             File Number)                           Identification No.)


            1292 Hammond Street, Bangor, Maine           04401
           (Address of principal executive offices)     (Zip Code)

                                 (207) 942-5273
                           Registrant's telephone number,
                               including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

  ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))








Item 1.01   Entry into a Material Definitive Agreement.

On August 14, 2006, Nyer Medical Group, Inc. (the "Company") executed a pledge agreement (the "Pledge Agreement") in favor of D.A.W., Inc. ("DAW"), a subsidiary of the Company, owned 80 percent by the Company. The following is a brief description of the terms and conditions of the Pledge Agreement that are material to the Company and DAW, which description is qualified by reference to the full text of the Pledge Agreement, a copy of which is set forth as
Exhibit 10.1 hereto:

Within the Pledge Agreement, the Company granted a security interest to DAW in 50 shares of DAW owned by the Company to secure the obligations of the Company owed to DAW pursuant to an agreement, dated as of August 9, 2006, by and among the Company, DAW, certain other persons and another subsidiary of the Company, which agreement was described in and attached to a certain Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 9, 2006.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

10.1    Pledge Agreement, dated as of August 14, 2006, by Nyer
Medical Group, Inc. in favor of D.A.W., Inc.
































                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Nyer Medical Group, Inc.


 Date: August 16, 2006               By: /s/ Karen L. Wright
                                             Karen L. Wright
                                             Chief Executive Officer












































Exhibit Index


Exhibit No.             Description
10.1             Pledge Agreement, dated as of August 14, 2006, by Nyer
                  Medical Group, Inc. in favor of D.A.W., Inc.

PLEDGE AGREEMENT
              THIS PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of August 14, 2006, is executed by Nyer Medical Group, Inc. ("Pledgor"), in favor of D.A.W. Inc., a Massachusetts corporation ("Lender").

RECITALS
       A. Pledgor has requested that Lender make a loan to Pledgor (the "Loan") as provided in Paragraph 1(b) of that certain Agreement dated August 9, 2006 by and between Pledgor and Lender and certain other persons (the "Agreement").
       B. It is a condition precedent to the obligations of Lender to make the Loan under the Agreement that Pledgor shall have executed and delivered this Pledge Agreement.

AGREEMENT
              NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Lender as follows:
     1. Definitions and Interpretation. All terms used herein without definition and which are defined in the Uniform Commercial Code of the state mentioned in Section 7(h) as in effect from time to time (the "UCC") shall have the respective meanings given to those terms in the UCC.
     2. The Pledge. To secure the payment when due of all obligations and liabilities of Pledgor under the Agreement, including all principal, interest and expenses payable thereunder (the "Obligations"), Pledgor hereby pledges and assigns to Lender, and grants to Lender a security interest in, all of Pledgor's right, title and interest, whether now existing or hereafter arising, in the following property (the "Collateral"):
        (a)  all right, title and interest of Pledgor in and to the to Fifty
(50) shares of D.A.W. Inc. (the "Pledged Shares");
        (b) all dividends, other distributions or other property, securities or instruments received or payable in respect of or in exchange for the Pledged Shares, whether by way of recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares or otherwise; and
        (c)  all proceeds of the foregoing.
     3. Delivery of Pledged Shares. In furtherance of the pledge provided for herein:
        (a) concurrent with the execution of this Pledge Agreement, Pledgor has delivered to Lender each and every certificate representing the Pledged Shares, together with stock powers therefor duly executed in blank;
        (b) to the extent Pledgor hereafter receives additional certificates representing all or any portion of the Collateral, Pledgor shall immediately deliver, or cause to be delivered, to lender all such certificates, together with stock powers therefor duly executed in blank; and
        (c) notwithstanding anything to the contrary herein, during any such time as Pledgor comes into possession of any certificates for Collateral, such possession shall deemed to be in trust for the benefit of Lender and such certificates shall be delivered as required pursuant to clause (b) above.
     4. Representations and Warranties. Pledgor represents and warrants as follows:
        (a) Pledgor is the legal and beneficial owner of the Pledged Shares, free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Pledge Agreement and other agreement between Pledgor and Lender.
        (b) With the exception of the consent of KeyBank NA, which consent has been obtained with respect to the Commercial Guaranty, dated October 6, 2004, by Pledgor in favor of KeyBank NA, the pledge of the Pledged Shares hereby does not require the consent of any person, and no filing or registration with, or notice to any governmental body is necessary for the validity, enforceability or perfection of such pledge.
     5. Further Assurances. Pledgor agrees that at any time and from time to time, at Pledgor's expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral.
     6. Rights on Default.
        (a) Remedies. Upon the occurrence of any of the following events (each, a "Default"): (i) any failure by Pledgor to pay any of the Obligations within five days of the date when due, (ii) a sale, transfer or other conveyance of the Collateral (including the granting of any other lien or encumbrance on the Collateral (other than in favor of Lender), (iii) any other breach of this Pledge Agreement by the Pledgor, (iv) the making of any general assignment for the benefit of creditors by Pledgor, or (v) the filing by or against Pledgor of a petition under any bankruptcy, insolvency or similar law (and, in the case of any involuntary filing, such petition is not dismissed within a period of thirty (30) days after such the filing), then Lender may, subject to any necessary consent by any governmental body, exercise all rights and remedies of a secured party under the UCC or otherwise by law. The proceeds of any sale or other disposition of Collateral shall be applied in accordance with the provisions of the Agreement, and Pledgor shall remain liable for any deficiency.
        (b) Voting. Unless a Default has occurred and is continuing, Pledgor shall have and retain all right to vote the Pledged Shares subject to any other agreements between Pledgor and Lender.
     7. Miscellaneous.
        (a) Notices. All notices and communications under this Pledge Agreement shall be delivered in accordance with the provisions set forth in the Agreement.
        (b) Nonwaiver. No failure or delay on Lender's part in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right or remedy.
        (c) Amendments and Waivers. This Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Pledgor and Lender. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.
        (d) Binding Effect. This Pledge Agreement shall be binding upon and inure to the benefit of Lender and Pledgor and their respective successors and assigns.
        (e) Cumulative Rights. The rights, powers and remedies of Lender under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Lender by law, or in equity, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder.
        (f) Partial Invalidity. If any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction in any respect, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.
        (g) Expenses. Pledgor shall pay on demand all reasonable out-of-pocket fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the sale of, or other realization on, any of the Pledged Shares.
        (h) APPLICABLE LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF
LAWS) OF THE COMMONWEALTH OF MASSACHUSETTS.
        (i) Submission to Jurisdiction; Waivers. The Pledgor hereby irrevocably submits for himself/herself and his/her property in any legal action or proceeding relating to this Pledge Agreement, the Agreement or any other document executed in connection herewith or therewith to the exclusive jurisdiction of the Business Litigation Session of the Superior Court for the Commonwealth of Massachusetts. Pledgor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Pledge Agreement or any other instruments executed in connection herewith brought in any such court, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
        (j) Return of Collateral. Upon satisfaction in full of the Obligations, Lender shall promptly return to Pledgor the Collateral.





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              IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be executed as of the day and year first above written.


                                               NYER MEDICAL GROUP, INC.

                                               By: /s/Karen L. Wright
                                                      Karen L. Wright,
                                                      President